SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                        C U R R E N T   R E P O R T



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               April 14, 1998
              Date of Report (Date Of Earliest Event Reported)


                         International Paper Company
           (Exact Name Of Registrant As Specified In Its Charter)


      New York                      1-3157             13-0872805
 (State Or Other Jurisdiction     Commission         IRS Employer
 Of Incorporation)                File Number        Identification No.


                          Two Manhattanville Road
                          Purchase, New York 10577
            (Address Of Principal Executive Offices) (Zip Code)

                             (914) 397-1500
            (Registrant's Telephone Number, including Area Code)


                               NOT APPLICABLE
       (Former Name Or Former Address, If Changed Since Last Report)



 ITEM 5.  OTHER EVENTS.

           On April 14, 1998, International Paper Company released earnings figures for the first quarter of 1998.  A press release is attached hereto as Exhibit 99.1.

 ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.


 (c)  Exhibits


           99.1 Press release by International Paper Company, dated April 14, 1998.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

 Dated:  April 14, 1998


                          INTERNATIONAL PAPER COMPANY



                          By: /s/ James W. Guedry
                              ____________________________
                          Name:     James W. Guedry
                          Title:    Vice President and
                                    Secretary






                               EXHIBIT INDEX



 Exhibit
 Number              Description

 99.1                Press release by International Paper Company, dated
                     April 14, 1998.